Exhibit 10.20c

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") dated effective as of July 21, 2014 ("Effective Date"), is entered into among AMERICAN EAGLE ENERGY CORPORATION, a Nevada corporation ("Borrower"), the undersigned Guarantors (as defined in the Credit Agreement referred to below) and MORGAN STANLEY CAPITAL GROUP INC., as administrative agent (in such capacity, "Administrative Agent") and as a Lender under the Credit Agreement referred to below.

WITNESSETH:

WHEREAS, Borrower, the lenders from time to time party thereto ("Lenders") and Administrative Agent, are parties to that certain Credit Agreement dated as of August 19, 2013, as amended by that certain First Amendment to Credit Agreement dated as of October 2, 2013 and that certain Second Amendment to Credit Agreement dated as of March 5, 2014 (as may be further amended, modified or restated from time to time prior to the date hereof, the "Credit Agreement"); and

WHEREAS, subject to the conditions precedent set forth herein, the parties hereto have agreed to amend the Credit Agreement and, in that context, Lenders have agreed to grant the limited waiver, as set forth below.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties to this Third Amendment hereby agree as follows:

SECTION 1. Certain Definitions; Sections.   As used in this Third Amendment, except as may otherwise be provided herein, all capitalized terms defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Credit Agreement, as amended by this Third Amendment, and as may be further amended, modified or restated, is hereinafter called the "Agreement". All section references herein shall be references to the Credit Agreement except as may otherwise be provided herein.

SECTION 2. Amendments to the Credit Agreement.   Subject to the satisfaction or waiver in writing of the conditions precedent set forth in Section 6 hereof, and in accordance with Section 9.01, the Credit Agreement is hereby amended as set forth below:

(a)          The following definitions are added to Section 1.01 in proper alphabetical order:

"Third Amendment" means the Third Amendment and Limited Waiver to Credit Agreement dated effective July 21, 2014 by and among Borrower, the Guarantors, the Lenders and Administrative Agent.

(b)          The definition of "Six Month Roll Forward Amortization Amount" in Section 1.01 is hereby amended and restated in its entirety to read as follows:

"Six Month Roll Forward Amortization Amount" means (a) for the Six Month Roll Forward Calculation Date occurring June 30, 2014, the Six Month Roll Forward Amount divided by five (5) and (b) for each other Six Month Roll Forward Calculation Date, the Six Month Roll Forward Amount divided by six (6).

(c)         A new Section 5.17 is hereby added to the Credit Agreement immediately following the end of Section 5.16 and shall read as follows:

"Section 5.17 Financial Advisor Reporting. On the fifteen (1St") day (or, if such date is not a Business Day, the following Business Day) and the last Business Day of each month beginning with July 31, 20 14, Borrower shall, or shall cause the financial advisors previously approved by Administrative Agent in connection with the Third Amendment to, deliver to Administrative Agent and the Lenders detailed supplemental financial reporting, in scope and substance satisfactory to Administrative Agent in its sole discretion.

(d)      A new Section 6.20 is hereby added to the Credit Agreement immediately following the end of Section 6.19 and shall read as follows:

"Section 6.20 Approved Plan of Development. Borrower shall not amend, modify nor materially depart from the Plan of Development approved by Administrative Agent in connection with the Third Amendment that sets forth budgeted capital expenditures by Borrower in connection with the development of its Oil and Gas Properties subject to a Mortgage, without Administrative Agent's prior written consent in its sole discretion."

SECTION 3. Limited Waiver to the Credit Agreement.   Subject to the satisfaction or waiver in writing of the conditions precedent set forth in Section 6 hereof, and in accordance with Section 9.01, the Lenders hereby waive any Default or Event of Default that may exist pursuant to Section 6.18 but only attributable to Borrower's failure to comply therewith as of the last day of the fiscal quarter ending June 30, 2014 (the "Limited Waiver"). Except as expressly set forth in the preceding sentence, nothing in this Third Amendment shall be deemed to be (a) a waiver of any Default or Event of Default which exists or may exist other than the Limited Waiver, including, without limitation, any Default or Event of Default for any breach or violation of Section 6.18 for any period other than the last day of the fiscal quarter ending June 30, 2014, or (b) a waiver of (or an agreement to forbear from exercising) any rights or remedies that Administrative Agent or the Lenders have pursuant to the Credit Agreement and applicable law by reason of any Default or Event of Default.

SECTION 4. Amendment Fee.

(a)         In consideration of this Third Amendment, Borrower hereby agrees to pay on the Effective Date a fee equal to 2.00% of the Loans as of the Effective Date (the "Amendment Fee"). The Amendment Fee shall be paid in kind by adding it to principal as a Tranche B Loan and capitalizing it with the other principal under the Credit Agreement as of the Effective Date and such amount shall accrue interest and bear fees thereon in accordance with the terms and provisions of the Third Agreement. Such Amendment Fee is fully earned and is non-refundable upon the execution and delivery of this Third Amendment by Administrative Agent, the Lenders and the Borrower, and this Section 4 is binding on the Borrower whether or not any conditions precedent set forth in Section 6 should fail to be satisfied or the waivers and amendments set forth herein are effective.

(b)        Borrower, each Guarantor, the Lenders and Administrative Agent acknowledge and agree (i) this Third Amendment shall be deemed to be an Incremental Amendment, increasing the Tranche B Commitments by an amount equal to the Amendment Fee, with a Tranche B Commitment Effective Date as of the Effective Date hereof, (ii) the Amendment Fee shall constitute and be deemed to be a Tranche B Loan for all purposes, (iii) the Tranche B Commitment Request and the other notice provisions set forth in Section 2.01 (b), solely with respect to the Amendment Fee, are hereby waived by the Lenders and Administrative Agent and (iv) after giving effect to the Amendment Fee, the Unused Tranche B Commitment Amount equals $0.00.

2

SECTION 5. Guarantor and Borrower Confirmation.

(c)        Each Guarantor hereby consents and agrees to this Third Amendment and each of the transactions contemplated hereby.

(d)       Borrower and each Guarantor ratifies and confirms the debts, duties, obligations, liabilities, rights, titles, pledges, grants of security interests, Liens, powers, and privileges existing by virtue of the Loan Documents to which it is a party.

(e)       Borrower and each Guarantor agrees that the guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Security Instruments and any Guaranty to which it is a party, are not impaired, released, diminished or reduced in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Secured Obligations.

(f)        Borrower and each Guarantor acknowledges and agrees that all terms, provisions, and conditions of the Loan Documents to which it is a party (as amended and waived by this Third Amendment) shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

SECTION 6. Conditions of Effectiveness.   The obligations of Administrative Agent and the Lenders to amend and waive the Credit Agreement as provided herein are subject to the fulfillment of the following conditions precedent:

(a)        The Administrative Agent shall have received a counterpart of, or signature page to, this Third Amendment which shall have been executed by the Administrative Agent, the Lenders, Borrower, and each Guarantor (which may be by telecopy or PDF transmission);

(b)         no Material Adverse Change shall have occurred;

(c)        no Default or Event of Default shall have occurred and be continuing after giving effect hereto;

(d)         Borrower shall pay all fees due hereunder in connection with this Third Amendment, and all attorneys' fees and expenses in connection with this Third Amendment and the Credit Agreement;

SECTION 7. Representations and Warranties.   Borrower and each Guarantor, as applicable, represents and warrants to Administrative Agent and the Lenders, with full knowledge that Administrative Agent and the Lenders are relying on the following representations and warranties in executing this Third Amendment, as follows:

(a)       Borrower has the organizational power and authority to execute, deliver and perform this Third Amendment and all other Loan Documents executed and delivered herewith, and all organizational action on the part of it, requisite for the due execution, delivery and performance of this Third Amendment and all other Loan Documents executed and delivered herewith, has been duly and effectively taken.

(b)        This Third Amendment and the other Loan Documents and each and every other document executed and delivered in connection with this Third Amendment to which it is a party constitute the legal, valid and binding obligations of it, to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms.

3

(c)       This Third Amendment does not and will not violate any provisions of any of the organizational documents of it or any contract, agreement, instrument or requirement of any Governmental Authority to which it is subject. The execution of this Third Amendment will not result in the creation or imposition of any Lien upon any of its properties other than those permitted by the Agreement and this Third Amendment.

(d)        No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Third Amendment.

(e)         As of the date of this Third Amendment, Borrower is Solvent.

(f)        After giving effect to this Third Amendment, no Default or Event of Default will exist, and all of the representations and warranties contained in the Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date other than those which have been disclosed to Administrative Agent in writing (except to the extent such representations and warranties expressly refer to an earlier or other date, in which case they shall be true and correct as of such earlier or other date).

(g)         Nothing in this Section 7 is intended to amend or waive any of the representations or warranties contained in the Credit Agreement or of the Loan Documents to which Borrower or any Guarantor is a party.

SECTION 8. Cost, Expenses and Taxes. Borrower agrees to pay all reasonable legal fees and expenses to be incurred in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered in connection with the transactions associated herewith, including reasonable attorneys' fees and out-of-pocket expenses of Administrative Agent and Lenders, and agrees to save Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

SECTION 9. Extent of Third Amendment.   Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to "hereunder," "hereof," "herein," or words of like imp01i, shall mean and be a reference to the Credit Agreement as amended hereby. Borrower hereby ratifies and confirms that:

(a)       except as expressly amended and waived hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect and each of the Loan Documents to which it is a party are and remain legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)       the Collateral is unimpaired by this Third Amendment and any and all Liens and other security or Collateral now or hereafter held by Administrative Agent or the Lenders as security for payment and performance of the obligations are hereby renewed and carried forth to secure and performance of all of the Obligations;

4

(c)       nothing in this Third Amendment implies any obligation on the part of Administrative Agent or the Lenders, and none of Administrative Agent or the Lenders shall be obligated, at any time, to grant further amendments or waivers; and

(d)      a breach of a representation, warranty or covenant in this Third Amendment shall constitute an immediate Event of Default under the Agreement.

SECTION 10. Claims.   As additional consideration to the execution, delivery, and performance of this Third Amendment by the parties hereto and to induce Administrative Agent and the Lenders to enter into this Third Amendment, Borrower represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Obligations of Borrower or any Guarantor to Administrative Agent or the Lenders.

SECTION 11. Waiver and Release.   IN CONSIDERATION OF THE THIRD AMENDMENT HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, BORROWER AND EACH GUARANTOR EACH HEREBY WAIVES, REMISES, RELEASES, AND FOREVER DISCHARGES EACH LENDER AND ADMINISTRATIVE AGENT, THEIR PREDECESSORS AND ITS SUCCESSORS, ASSIGNS, AFFILIATES, SHAREHOLDERS, DIRECTORS, OFFICERS, ACCOUNTANTS, ATTORNEYS, EMPLOYEES, AGENTS, REPRESENTATIVES, AND SERVANTS (COLLECTIVELY, THE "RELEASED PARTIES") OF, FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, CAUSES OF ACTION, SUITS, PROCEEDINGS, CONTRACTS, JUDGMENTS, DAMAGES, ACCOUNTS, RECKONINGS, EXECUTIONS, AND LIABILITIES WHATSOEVER OF EVERY NAME AND NATURE, WHETHER KNOWN OR UNKNOWN, WHETHER OR NOT WELL FOUNDED IN FACT OR IN LAW, AND WHETHER IN LAW, AT EQUITY, OR OTHERWISE, WHICH THE UNDERSIGNED EVER HAD OR NOW HAS FOR OR BY REASON OF ANY MATTER, CAUSE, OR ANYTHING WHATSOEVER TO THIS DATE RELATING TO OR ARISING OUT OF THE LOANS, OR ANY OF THEM, OR ANY OF THE LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION ANY ACTUAL OR ALLEGED ACT OR OMISSION OF ANY OF THE RELEASED PARTIES WITH RESPECT TO THE LOANS, OR ANY OF THEM, OR ANY OF THE LOAN DOCUMENTS, OR ANY LIENS OR COLLATERAL IN CONNECTION THEREWITH, OR THE ENFORCEMENT OF ANY OF SUCH LENDER'S OR ADMINISTRATIVE AGENT'S RIGHTS OR REMEDIES THEREUNDER. THE TERMS OF THIS WAIVER AND RELEASE SHALL SURVIVE THE TERMINATION OF THIS THIRD AMENDMENT, THE LOANS, OR THE LOAN DOCUMENTS AND SHALL REMAIN IN FULL FORCE AND EFFECT AFTER THE TERMINATION THEREOF.

SECTION 12.   Execution and Counterparts.   This Third Amendment may be executed in any number of counterparties and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Third Amendment by facsimile or other electronic transmission (such as Portable Document Format) shall be equally as effective as delivery of a manually executed counterpart of this Third Amendment.

SECTION 13. GOVERNING LAW; SERVICE; JURISDICTION; VENUE; WAIVER OF JURY TRIAL. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE DEEMED A CONTRACT UNDER, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK. SECTIONS 9.14 OF THE CREDIT AGREEMENT (SUBMISSION TO JURISDICTION; WAIVER OF VENUE) AND 9.17 OF THE CREDIT AGREEMENT (WAVIER OF JURY TRIAL) ARE HEREBY INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AS A PART HEREOF FOR ALL PURPOSES.

5

SECTION 14.   Headings.   Section headings in this Third Amendment are included herein for convenience and reference only and shall not constitute a part of this Third Amendment for any other purpose.

SECTION 15.   INTEGRATION.   THE AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

SECTION 16.   No Waiver.   Borrower agrees that, except as expressly set forth in Section 3 hereof, no Event of Default and no Default has been waived or remedied by the execution of this Third Amendment by Administrative Agent and the Lenders. Except as expressly set forth in Section 3 hereof, nothing contained in this Third Amendment nor any past indulgence by Administrative Agent or the Lenders, nor any other action or inaction on behalf of Administrative Agent or the Lenders (a) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (b) shall constitute or be deemed to constitute an election of remedies by Administrative Agent or the Lenders or a waiver of any of the rights or remedies of Administrative Agent or the Lenders provided in the Credit Agreement or the other Loan Documents or otherwise afforded at law or in equity.

[Signature Pages
Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officer thereunto duly authorized.

MORGAN STANLEY CAPITAL GROUP INC.,
as Administrative Agent and Lender

By:	/s/ Deborah L. Hart
Deborah L. Hart
Vice President

BORROWER:

AMERICAN EAGLE ENERGY CORPORATION,
as Borrower

By:	/s/ Bradley M. Colby
Bradley M. Colby
President and Chief Executive Officer

GUARANTORS:

AMZG, INC.,
a Nevada corporation

By:	/s/ Bradley M. Colby
Bradley M. Colby
President

AEE CANADA INC,.
An Alberta, Canada corporation

By:	/s/ Bradley M. Colby
Bradley M. Colby
President

EERG ENERGY ULC
An Alberta, Canada unlimited liability company

By:	/s/ Bradley M. Colby
Bradley M. Colby
President

Signature Page to Third Amendment and Limited Waiver to Credit Agreement